Loans Due From Third Parties (Details) - Schedule of loans due from third parties - USD ($)		Dec. 31, 2021	Dec. 31, 2020
Schedule of loans due from third parties [Abstract]
Loans due from third parties	[1]	$ 23,790,917	$ 17,698,084
Less: allowance for credit losses		39,446	27,432
Total		$ 23,751,471	$ 17,670,652

[1]	As of December 31, 2020, the balance of loans due from third parties was comprised of loans of $11,384,625, $3,306,744, $2,354,965, $417,742 and $153,019 due from five third parties, and a non-interest bearing loan of $0.54 million due from a third party. These five interest bearing loans are due within 12 months from the balance sheet date and have an interest rate of ranging from 7% to 14%. The loans of $11,384,625, $3,306,744, $2,354,965, and $153,019 are pledged either with real estate assets or customer’s trade receivables.